UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                              --------------------


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2007


                             PYRAMID BREWERIES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Washington                  000-27116               91-1258355
----------------------------------  -----------------   ------------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
         incorporation)                File No.)           Identification No.)


                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                  206-682-8322
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2007, Pyramid Breweries Inc. issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Current Report, including the exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1  Press release issued by Pyramid Breweries Inc., dated November 13, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PYRAMID BREWERIES INC.

Date: November 13, 2007
                                    By:         /s/ Michael R. O'Brien
                                           ---------------------------------
                                                Michael R. O'Brien
                                                Chief Financial Officer and
                                                Vice President of Finance

                                  EXHIBIT INDEX

 Exhibit   Description

  99.1     Press release issued by Pyramid Breweries Inc., dated November 13,
            2007.